EXHIBIT 10s


       THIS LEASE AGREEMENT, made the 29th day of November, 1984, between

                           HOLLYWOOD COURT ASSOCIATES
                          a partnership of New Jersey,

located at 2029 Morris Avenue, in the Township of Union, in the County of Union and State of New Jersey 07083, herein designated as the Landlord, and

                            ABLE LABORATORIES, INC.,

located at 6 Hollywood Court, in the Borough of South Plainfield, in the County of Middlesex and State of New Jersey 07080, herein designated as the Tenant;

         Witnesseth that, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises:
That certain portion of the premises known as 6 Hollywood Court, South Plainfield, New Jersey, as more fully shown and set forth on the sketch attached hereto and forming a part hereof, the demised premises being outlined therein in red; for a term of five (5) years, commencing on January 25, 1985, and ending on January 24, 1990, to be used and occupied only and for no other purpose than for the manufacturing of pharmaceuticals, maintaining a laboratory facility in connection with said manufacturing, maintaining warehouse facilities in connection with said business, and offices related thereto;

         Upon the following Conditions and Covenants:

         1st: The tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, the sum of ($350,000.00) Three Hundred Fifty Thousand and 00/100 Dollars, in the following manner: $5,000.00 per month for the 1st year of the term hereof; $5,417.00 per month for the 2nd year of the term hereof; $5,833.00 per month for the 3rd year of the term hereof; $6,250.00 per month for the 4th year of the term hereof; and $6,667.00 per month for the 5th year of the term hereof. All rents shall be due and payable on the 1st day of each and every month for the term hereof. The obligation to pay rent shall commence on January 25, 1985 and Tenant may take possession of the premises without the payment of rent from date of full execution (See by paragraph 32nd, **, for continuation).

         2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear form a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrance, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice. Landlord responsible for roof, building walls, but not overhead doors.


         3rd: In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenants shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

         4th: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury. Said written consent of Landlord shall not be unreasonably withheld or delayed.

         5th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

         6th: The Tenant shall pay when due all the rents or charges for water, electric, heating, sewer, if any, and all other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers [ILLEGIBLE IN ORIGINAL DOCUMENT]

         7th: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

         8th: The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits of not less than $1,000,000.00 for injuries to one person and $3,000,000.00 for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than $100,000.00. The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession, whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the

                      [TEXT MISSING FROM ORIGINAL DOCUMENT]







hazardous, on account of fire or other casualty.

         11th: This lease shall not be a lien against the said premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of canceling this lease, and the term hereof is hereby expressly limited accordingly.

         12th: If the land and premises leased herein, or of which the leased premises are a part, or any portion thereof, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises, or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the same lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver upon peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

         13th: In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. In no event, however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such
insurance   carriers   shall  have  no  recourse   against  the   Landlord   for
reimbursement.

         14th: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

         15th: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part hereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

         16th: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that on and after six
(6) months next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

         17th: If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increased, the Tenant shall upon demand, pay to the Landlord, as rent, the amounts by which the premises for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

         18th: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction shall be considered as abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

         19th: If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises of any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

         20th: Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated in bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant [ILLEGIBLE IN ORIGINAL DOCUMENT] custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

         21st: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, airconditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the Landlord.

         22nd: The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option, or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.






                          [TEXT MISSING FROM ORIGINAL DOCUMENT]

or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

         24th: The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforcable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

         25th: All notices required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

         26th: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceable and quietly have, hold and enjoy the leased premises for the term aforementioned.

         27th: This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

         30th: If any mechanics' or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall within five days thereafter, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.

         31st: The Tenant waives all rights of recovery against the Landlord or Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from the Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.

         32nd: The Tenant has this day deposited with the landlord the sum of $10,000.00 as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.

**(CONTINUATION FROM PARAGRAPH 1st):
hereof, payment of the 1st month's rent and payment of the security deposit. Tenant's obligation to pay its proportionate share of taxes, insurance and all utilities, as herein provided, shall, however, commence on date of occupancy.

(SEE RIDER ATTACHED HERETO AND FORMING A PART HEREOF FOR ADDITIONAL PROVISIONS)

         The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

         In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, the day and year first above written.

SIGNED, SEALED AND DELIVERED             HOLLYWOOD COURT ASSOCIATES
IN THE PRESENCE OF                       (Landlord)
OR ATTESTED BY
                                                [ILLEGIBLE]
                                         By:___________________________________

                                                  ABLE LABORATORIES, INC.
________________________________            __________________________________
                                                                        Tenant

                                                [ILLEGIBLE]
                                         By:___________________________________
                                                                     President


RIDER ATTACHED TO AND FORMING A PART OF LEASE AGREEMENT Between HOLLYWOOD COURT ASSOCIATES, as Landlord, and ABLE LABORATORIES, INC., as Tenant



         33rd: Notwithstanding the terms of the lease to which this Rider is annexed, the terms of this Rider shall control. Except as amended by the terms of this Rider, the provisions of the lease shall otherwise remain in full force and effect.

         34th: Anything in this lease to the contrary notwithstanding, it is expressly understood and agreed that Tenant shall pay, as additional rent, a proportionate share of all ad valorem real estate taxes including, but not limited to, assessments assessed against the land and improvements leased hereunder, or of which the leased premises are a part, for each month of the lease term. Tenant's proportionate share is now agreed to be 50% Said additional payments shall be made monthly. If, at any time the taxes for the year can only be estimated, then the monthly payments shall be based upon Landlord's estimate until the taxes are determined, at which time an appropriate adjustment shall be made. For the tax year in which this lease commences and terminates, Tenant's liability shall be prorated based upon the number of months during which Tenant is obligated to occupy the leased premises.

         If at any time during the term of this lease the method or scope of taxation prevailing at the commencement of the lease term shall be altered, modified or enlarged so as to cause the method of taxation to be changed, in whole or in part, so that in substitution for the real estate taxes now assessed there may be, in whole or in part, a capital levy or other imposition based on the value of the premises, or the rents received therefrom, or some other form of assessment based in whole or in part on some other valuation of Landlord's real property comprising the demised premises, then and in such event, Tenant shall also pay a proportionate share, as above .defined, of such substituted tax or imposition. The proportionate share shall be paid in monthly installments, which are estimated by Landlord, if necessary, with subsequent adjustment when the actual amount is determined and with pro-ration in the year in which this lease commences and terminates.

         Tenant shall pay as additional rent Tenant's proportionate share of the premiums for a special multi-peril insurance policy upon the subject premises which shall include coverages for fire, perils of extended coverage, perils of additional extended coverage, rental value, and the like, which said policy shall contain coverages determined by Landlord, in amounts to be determined by Landlord, and in companies to be determined by Landlord. Landlord shall advise Tenant of its proportionate share and Tenant shall pay the same upon demand by Landlord.

         35th: Tenant acknowledges that it has inspected the premises and accepts the same in an "as is" condition, without any obligation of Landlord to make any repairs or improvements. Tenant acknowledges that it will, at its own cost and expense, undertake to make any and all alterations to the leased premises


                                       1


which it may require, provided Tenant shall obtain the prior approval of Landlord in writing in the event of any additions of alterations to the leased premises, which consent Landlord shall not unreasonably withhold or delay provided that the proposed plan is in compliance with the applicable governmental rules and regulations of boards and bureaus; having jurisdiction thereof, and provided further that such plan does not affect the structural integrity of the leased premises, nor diminish existing utility services.

         It is specifically a condition of the within lease and it shall be the obligation of Tenant, within three (3) days after demand by Landlord, to construct the partition wall separating the within demised premises from the premises demised to others and to seal three (3) doors in connection therewith. This work shall be performed at Tenant's own cost and expense, not to exceed $3,000.00, and should the cost thereof exceed $3,000.00 Landlord shall be responsible to pay the excess cost, if any, but Landlord must approve contract.

         36th: Tenant covenants and agrees that it will, at its own cost and expense, obtain any and all Certificates of occupancy, licenses, permits or any other consents as may be required in connection with the installation of Tenant's improvements as herein-above referred to, and as may be required in connection with the operation of the leased premises for the lease purposes. Lease subject to C. of O.

         37th: The within lease is subject to the right on the part of Landlord to promulgate reasonable rules and regulations regarding the subject premises from time to time, and Tenant covenants and agrees to comply therewith.

         38th: (a) All provisions herein contained shall bind and inure to the benefit of the respective parties hereto, their heirs, personal representatives, successors and assigns. In the event Landlord or any successor-owner of the demised premises shall convey or otherwise dispose of the demised premise and/or the building of which the demised premises form a part, all liabilities and obligations of Landlord or such successor-owner as Landlord under this lease shall terminate upon such conveyance or disposal and written notice thereof given to Tenant. However, said lease shall remain valid and subsisting, pursuant to the terms contained herein regardless of such conveyance or disposal.

         (b) If Landlord, or any successor in interest to Landlord shall be an individual, joint venturer, tenancy-in-common, trustee, firm or partnership, general or limited, there shall be no personal liability on the part of such individual or on the members of such joint venture; tenancy-in-common, trustee, firm or partnership, in respect to any of the covenants or conditions of this lease. Tenant hereby acknowledges that it shall look solely to the equity of Landlord in the building for the satisfaction or assertion of the remedies of Tenant against Landlord, in the event of breach by Landlord or any of the covenants or conditions of this lease. Tenant shall litigate


                                       2


any claim which it is unable to resolve with Landlord and shall not make any deduction from the rent; additional rent or other charges due hereunder on account of any claim.

         39th: Tenant agrees that it will execute such factual statements as may be required by Landlord upon reasonable notice indicating that the lease is in full force and effect and rent has been paid up to date, and such other statements as may be required by Landlord or Landlord's mortgagee, in order to establish the validity of the lease and that there are no claims or setoffs by Tenant against Landlord in connection with the within lease.

                  It is intended that any such statement delivered pursuant to this Paragraph may be relied upon by any respective purchaser or mortgagee or assignee of any mortgage upon the demised premises.

         40th: Tenant shall have the right and obligation to remove its trade fixtures, humidity control system and equipment at the expiration of the lease term and Tenant shall be responsible to repair any damage caused to the leased premises by the removal of the aforesaid trade fixtures, humidity control systems and equipment. Notwithstanding the terms and conditions hereof, should Tenant be in default under the terms and conditions of this lease, Tenant shall not have the right to remove its trade fixtures and equipment and the same shall remain at the demised premises as additional collateral security for the performance of Tenant's obligations under this lease.

         41st: Landlord reserves the right to place, maintain and repair such utility lines, pipes, tunneling, and the like, in the interior and over the exterior of the demised premises as may be reasonable and necessary to service the, whole building of which the demised premises are a part.

         42nd: Landlord and Tenant acknowledge that Tamburro Realty Co. and Sholom & Zuckerbrot are the sole real estate brokers who negotiated and consummated the within lease, and Tenant warrants and represents that it has dealt with no other broker and will indemnify, defend and save harmless Landlord from claims of any other broker who establishes that he acted for or on behalf of Tenant.

         43rd: In addition to any other remedy, a five (5%) percent "Late Charge" shall be due and payable on any portion of rent or other charges not paid by the fifth day after they fall due. An Additional late charge shall be added for each additional five (5) day delinquency. These charges are liquidated damages for the added costs incurred by Landlord. However, the late charges set forth herein shall not be imposed nor be due and payable unless in any one particular lease year, Tenant shall have been more than five (5) days late on two occasions in making any of the payments due under this lease.

         44th: Tenant shall, at Tenant's own expense, comply with the Environmental Cleanup Responsibility Act, N.J.S.A. 13:1K-6, et seq ("the Act"), and all regulations promulgated pursuant to the Act. Tenant shall, at Tenant's own expense, provide all information within Tenant's control requested by Landlord or the Bureau of Industrial Site Evaluation for the


                                       3


preparation of submissions, declarations, reports and plans pursuant to the Act. If the New Jersey Department of Environmental Protection (DEP) shall determine that a cleanup plan he prepared and that a cleanup be undertaken because of any spills or discharges of hazardous substances or wastes at the premises which occur during the term of this lease, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and carry out the approved plans. Tenant shall indemnify, defend and save harmless Landlord from all fines, suits, procedures,. claims and actions of any kind arising out of or in any way connected with any spills or discharges of hazardous substances or wastes at the premises which occur during the term of this lease. Tenant's obligations and liability under this Paragraph shall survive the term of this lease and shall continue so long as Landlord remains responsible for any spills or discharges of hazardous substances or wastes at the premises which occur during the term of this lease.

         45th: If any term or provision of this lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this lease shall be valid and be enforced to the fullest extent permitted by law.

         46th: With reference to Paragraph 32nd of this lease, the initial security deposit shall be increased annually as each rent increase increment takes effect so that in any one given lease year Landlord shall have on hand a security deposit equivalent to no less than two (2) months of the monthly rental then payable during said lease year.

         47th: Upon execution of this lease the security deposit required hereunder and the first month's rent in advance shall be paid. Adjusted Rent for the month of February 1985 shall be due and shall be due and payable now on execution in an amount equal to $986.30. Commencing March 1, 1985, and monthly thereafter, the full monthly rental as provided herein shall be due and payable on the first day of each and every month during the term of this lease, in advance.

         48th: It shall be the obligation of Landlord to have the heating and air conditioning systems in proper operating condition at time of commencement of possession by Tenant hereunder. Thereafter, the repair, maintenance and replacement of said. systems is the obligation of Tenant and any replacements made to said systems shall not be removable by Tenant at the expiration of this lease and shall become the property of Landlord.

         49th: Tenant shall have the right to erect a shed outside of the demised building and in connection therewith shall comply with, at its own cost and expense, any and all applicable Federal, State, County or Municipal laws, regulations and ordinances covering the location, size, appearance and use thereof. Nothing contained herein, however, shall permit the erection of said shed except as in conjunction with the uses permitted under this lease.


                                       4



         50th: With respect to Paragraph 9th of this lease, should Landlord consent to any assignment, subletting or under-letting of this lease and should the amount of rent under any such assignment, sublet or underlet be in excess of the rent payable under this lease, said excess rental shall be the property of Landlord and shall be due and payable to Landlord.

         51st: Without reduction in the rental due hereunder, Landlord shall, during the term of this lease, have the right to remove one transformer from the demised premises.

         52nd: Without reduction in the rental due hereunder, there is excluded from the provisions of this lease and is not a part of the demised premises, either the Executive Office in front of the building or the Computer Room in the rear of the building, and Landlord, during the term of the lease, shall designate which of said areas is excluded from the lease and not a part of the demised premises.

         53rd: Wherever there is an obligation under the terms of this lease for Tenant to pay its pro rata share of taxes, common expenses, and the like, Tenant's pro rata share shall be 50% of the cost thereof. In that connection, the parking lot shall be available to Tenant on a nonexclusive basis in common with other tenants, and Tenant shall have the right to use 50% of the parking spaces in connection with the operation of its business. Landlord reserves the right to stripe the parking lot, if not already done, and to assign parking spaces among the tenants, but in no event shall Tenant be entitled to less than 50% of the parking spaces.

         54th: Tenant shall have the right to renew this lease for an additional period of five (5) years from its expiration date, provided:

         (a) Tenant shall exercise this option by notifying Landlord of its intention to so renew at least six (6) months prior to the expiration of the within lease; and

         (b) Tenant is not then in default and does not thereafter default before the extension period of this lease becomes effective.

         During the renewal period of this lease all of the terms and conditions of the original lease shall remain in full force and effect except that the rent for the first 2 1/2 years during the extension period shall be payable at the rate of $98,000.00 per year, payable in equal monthly installments of $8,167.00 per month'. in advance; and during the remaining 2 1/2 years during the extension period the rent shall be payable at the rate of $117,600.00 per year, payable in equal monthly installments of $9,750.00 per month, in advances

         During the first 2 1/2 years of the renewal period the security deposit shall be increased to the sum of $16,334.00, and shall be increased during the remaining 2 1/2 year renewal period to the sum of $19,500.00.

         55th: The parties agree that Tenant's present contributions on account of insurance coverage, as provided in Paragraph


                                       5

34th hereof, is for the present policy period the sum of $728.00. Landlord represents that the sprinkler system is in working order as of the date hereof.

         56th: Landlord will attempt to notify Tenant in the event Landlord elects to sell the premises. It is understood and agreed, however, that this notice is gratuitous on the part of Landlord and that there shall be no liability upon Landlord in the event of Landlord's failure to provide the aforesaid notice to Tenant.

         57th: Tenant acknowledges its awareness of the fact that there is only one (1) water meter and one (1) oil tank for the entire building of which the demised premises forms a part. Until such time as Landlord has rented the balance of the premises, Tenant shall pay 75% of the charges for heating and for water and fire service, all as also provided in Paragraph 6th hereof. At such time as Landlord shall have rented the balance of the building, of which the demised premises forms a part, then and in that event Tenant shall pay 50% of the charges for heating and water service to the entire building. These payments shall be made to Landlord on a monthly basis as additional rent. Landlord reserves the right, in the future, to install an additional oil tank and an additional water meter to service only the demised premises, at which time Tenant shall pay 100% of the aforesaid charges for the demised premises.


                                       6